SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 31, 2004


                   FORD CREDIT AUTO OWNER TRUST Series 2004-A
               (Ford Credit Auto Receivables Two LLC - Originator)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                333-89048-03              30-6018010
------------------------  -----------------------         ----------
(State or other juris-    (Commission File Number)      (IRS Employer
diction of incorporation                                  Identification No.)



One American Road, Dearborn, Michigan            48126
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events.

     The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust Series 2004-A for the Collection Period ended May 31, 2004, is attached hereto as Exhibit 19 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                    EXHIBITS

Designation          Description                        Method of Filing
-----------          -----------                        ----------------
Exhibit 19          Ford Credit Auto Owner              Filed with this Report.
                    Trust Series 2004-A
                    Servicing Report for the
                    Collection Period ended
                    May 31, 2004.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two LLC
                                                (Registrant)


Date: June 15, 2004           By:/s/S. W. Murphy
                                    ---------------------------------
                                    Assistant Secretary
                                    Ford Motor Credit Company
                                     as Servicer

                                  EXHIBIT INDEX


Designation          Description
-----------          -----------
Exhibit 19          Ford Credit Auto Owner
                    Trust Series 2004-A
                    Servicing Report for the
                    Collection Period ended
                    May 31, 2004.